BofI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)
(Unaudited)

Unaudited	March 31, 2012	June 30, 2011
ASSETS
Cash and due from banks	$7,933	$5,820
Federal funds sold	17,925	3,232
Total cash and cash equivalents	25,858	9,052
Securities:
Trading	5,983	5,053
Available for sale	170,397	145,671
Held to maturity (fair value $349,725 as of March 2012, $387,286 as of June 2011)	328,528	370,626
Stock of the Federal Home Loan Bank, at cost	16,873	15,463
Loans held for sale, carried at fair value	44,286	20,110
Loans held for sale, lower of cost or fair value	45,329	—
Loans—net of allowance for loan losses of $8,355 (March 2012) and $7,419 (June 2011)	1,595,704	1,325,101
Accrued interest receivable	7,599	6,577
Furniture, equipment and software—net	4,065	3,153
Deferred income tax	9,475	9,719
Cash surrender value of life insurance	5,221	5,087
Other real estate owned and repossessed vehicles	1,364	9,604
Other assets	17,348	14,871
TOTAL ASSETS	$2,278,030	$1,940,087
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$11,363	$7,369
Interest bearing	1,564,110	1,332,956
Total deposits	1,575,473	1,340,325
Securities sold under agreements to repurchase	120,000	130,000
Advances from the Federal Home Loan Bank	359,000	305,000
Subordinated debentures and other borrowings	5,155	7,655
Accrued interest payable	1,940	2,237
Accounts payable and accrued liabilities	13,223	7,104
Total liabilities	2,074,791	1,792,321
COMMITMENTS AND CONTINGENCIES (Note 8)
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.01 par value; 1,000,000 shares authorized;
Series A—$10,000 stated value and liquidation preference per share; 515 (December 2011) and 515 (June 2011) shares issued and outstanding	5,063	5,063
Series B—$1,000 stated value and liquidation preference per share; 22,000 shares authorized; 20,132 (March 2012) shares issued and outstanding	19,439	—
Common stock—$0.01 par value; 25,000,000 shares authorized; 12,174,770 shares issued and 11,430,145 shares outstanding (March 2012); 11,151,963 shares issued and 10,436,332 shares outstanding (June 2011);	122	112
Additional paid-in capital	104,487	88,343
Accumulated other comprehensive loss—net of tax	(696)	(971)
Retained earnings	80,170	60,152
Treasury stock, at cost; 743,020 shares (December 2011) and 715,631 shares (June 2011)	(5,346)	(4,933)
Total stockholders’ equity	203,239	147,766
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,278,030	$1,940,087

See accompanying notes to the condensed consolidated financial statements.

BofI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except earnings per share)
(Unaudited)

Unaudited	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2012	2011	2012	2011
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$22,898	$15,811	$65,503	$42,900
Investments	6,450	8,117	20,226	24,703
Total interest and dividend income	29,348	23,928	85,729	67,603
INTEREST EXPENSE:
Deposits	6,179	5,716	19,277	16,258
Advances from the Federal Home Loan Bank	1,451	1,459	4,506	4,828
Other borrowings	1,383	1,450	4,348	4,417
Total interest expense	9,013	8,625	28,131	25,503
Net interest income	20,335	15,303	57,598	42,100
Provision for loan losses	2,000	1,150	5,963	4,350
Net interest income, after provision for loan losses	18,335	14,153	51,635	37,750
NON-INTEREST INCOME:
Realized gain on securities:
Sale of mortgage-backed securities	—	1,478	—	1,960
Total realized gain on securities	—	1,478	—	1,960
Other-than-temporary loss on securities:
Total impairment losses	(1,211)	(1,504)	(2,643)	(4,733)
Loss recognized in other comprehensive income (loss)	—	1,331	120	3,678
Net impairment loss recognized in earnings	(1,211)	(173)	(2,523)	(1,055)
Fair value gain on trading securities	305	42	930	67
Total unrealized loss on securities	(906)	(131)	(1,593)	(988)
Prepayment penalty fee income	189	25	315	1,025
Mortgage banking income	4,399	444	12,215	3,630
Banking service fees and other income	174	108	475	346
Total non-interest income	3,856	1,924	11,412	5,973
NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	5,270	3,833	14,952	10,240
Professional services	365	525	1,542	1,544
Occupancy and equipment	301	257	856	606
Data processing and internet	666	216	1,649	693
Advertising and promotional	788	261	1,852	592
Depreciation and amortization	347	181	977	364
Real estate owned and repossessed vehicles	(25)	796	2,003	1,248
FDIC and Primary Federal Regulator fees	422	559	1,088	1,474
Other general and administrative	1,056	801	3,027	2,107
Total non-interest expense	9,190	7,429	27,946	18,868
INCOME BEFORE INCOME TAXES	13,001	8,648	35,101	24,855
INCOME TAXES	5,283	3,373	14,190	9,819
NET INCOME	$7,718	$5,275	$20,911	$15,036
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$7,331	$5,198	$20,018	$14,804
COMPREHENSIVE INCOME	$6,139	$3,437	$21,186	$10,270
Basic earnings per share	$0.62	$0.48	$1.72	$1.38
Diluted earnings per share	$0.58	$0.48	$1.68	$1.37
See accompanying notes to the condensed consolidated financial statements.

BofI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME
(Dollars in thousands)
(Unaudited)

Unaudited	Convertible Preferred Stock		Common Stock				Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Loss Net of Income Tax	Treasury Stock	Comprehensive Income	Total
			Number of Shares
	Shares	Amount	Issued	Treasury	Outstanding	Amount
BALANCE—July 1, 2011	515	$5,063	11,151,963	(715,631)	10,436,332	$112	$88,343	$60,152	$(971)	$(4,933)		$147,766
Comprehensive income:
Net income	—	—	—	—	—	—	—	20,911	—	—	$20,911	20,911
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	275	—	275	275
Total comprehensive income											$21,186
Cash dividends on preferred stock	—	—	—	—	—	—	—	(893)	—	—		(893)
Issuance of convertible preferred stock	20,182	19,487	—	—	—	—	—	—	—	—		19,487
Issuance of common stock	—	—	862,500	—	862,500	9	13,335					13,344
Convert preferred stock to common stock	(50)	(48)	3,096		3,096	1	47					—
Stock-based compensation expense	—	—	—	—	—	—	1,850	—	—	—		1,850
Restricted stock grants	—	—	87,889	(28,994)	58,895	—	167	—	—	(413)		(246)
Stock option exercises and tax benefits of equity compensation	—	—	69,322	—	69,322	—	745	—	—	—		745
BALANCE—March 31, 2012	20,647	$24,502	12,174,770	(744,625)	11,430,145	$122	$104,487	$80,170	$(696)	$(5,346)		$203,239

See accompanying notes to the condensed consolidated financial statements.

BofI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)
(Unaudited)

Unaudited	Nine Months Ended
	March 31,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$20,911	$15,036
Adjustments to reconcile net income to net cash used in operating activities:
Accretion of discounts on securities	(8,830)	(13,084)
Net accretion of discounts on loans	(1,232)	(3,358)
Amortization of borrowing costs	—	1
Stock-based compensation expense	1,850	1,536
Valuation of financial instruments carried at fair value	(930)	(67)
Net gain on sale of investment securities	—	(1,960)
Impairment charge on securities	2,523	1,055
Provision for loan losses	5,963	4,350
Deferred income taxes	1,276	(1,194)
Origination of loans held for sale	(497,578)	(162,991)
Unrealized gain on loans held for sale	(533)	(73)
Gain on sales of loans held for sale	(11,682)	(3,557)
Proceeds from sale of loans held for sale	437,865	168,480
Loss on sale of other real estate and foreclosed assets	1,802	1,159
Depreciation and amortization of furniture, equipment and software	977	364
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	(1,022)	(674)
Other assets	(4,408)	2,800
Accrued interest payable	(297)	116
Accounts payable and accrued liabilities	5,404	1,857
Net cash provided by (used) in operating activities	$(47,941)	$9,796
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(72,605)	(284,033)
Proceeds from sale of available for sale mortgage-backed-securities	—	8,910
Proceeds from repayment of securities	96,742	303,710
Purchase of stock of Federal Home Loan Bank	(3,656)	—
Proceeds from redemption of stock of Federal Home Loan Bank	2,246	2,061
Origination of loans, net	(530,091)	(361,126)
Proceeds from sale of loans held for investment	83,985	—
Proceeds from sales of repossessed assets	7,284	3,198
Purchases of loans, net of discounts and premiums	—	(110,682)
Principal repayments on loans	172,931	121,917
Net purchases of furniture, equipment and software	(1,889)	(2,592)
Net cash used in investing activities	$(245,053)	$(318,637)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	235,148	297,617
Proceeds from the Federal Home Loan Bank advances	130,000	164,000
Repayment of the Federal Home Loan Bank advances	(76,000)	(161,000)
Repayment of other borrowings and securities sold under agreements to repurchase	(12,500)	—
Proceeds from exercise of common stock options	676	573
Proceeds from issuance of common stock	13,344	2
Proceeds from issuance of preferred stock	19,487	—
Tax benefit from exercise of common stock options and vesting of restricted stock grants	236	357
Cash dividends on preferred stock	(591)	(232)
Net cash provided by financing activities	309,800	301,317
NET CHANGE IN CASH AND CASH EQUIVALENTS	16,806	(7,524)
CASH AND CASH EQUIVALENTS—Beginning of year	9,052	18,205
CASH AND CASH EQUIVALENTS—End of period	$25,858	$10,681
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$28,427	$25,595
Income taxes paid	$12,039	$11,293
Transfers to other real estate and repossessed vehicles	$846	$10,356
Transfers from loans held for investment to loans held for sale	$85,825	$—
Transfers from loans held for sale to loans held for investment	$4,796	$—
Preferred stock dividends declared but not paid	$302	$—
See accompanying notes to the condensed consolidated financial statements.

LOANS & ALLOWANCE FOR LOAN LOSS
The following table sets forth the composition of the loan portfolio as of the dates indicated:

Unaudited	March 31, 2012	June 30, 2011
	(Dollars in Thousands)
Mortgage loans on real estate:
Residential single family (one to four units)	$732,901	$517,637
Home equity	30,795	36,424
Residential multifamily (five units or more)	655,742	647,381
Commercial real estate and land	36,939	37,985
Consumer—Recreational vehicle	25,733	30,406
Commercial secured and other	129,509	66,582
Total gross loans	1,611,619	1,336,415
Allowance for loan losses	(8,355)	(7,419)
Unaccreted discounts and loan fees	(7,560)	(3,895)
Net loans	$1,595,704	$1,325,101

Nonperforming loans and foreclosed assets or “nonperforming assets” consisted of the following as of the dates indicated:

Unaudited	March 31, 2012	June 30, 2011
	(Dollars in thousands)
Nonperforming assets:
Non-accrual loans:
Loans secured by real estate:
Single family	$9,271	$6,586
Home equity loans	59	157
Multifamily	5,688	2,744
Commercial	279	—
Total nonaccrual loans secured by real estate	15,297	9,487
RV / Auto	727	125
Total nonperforming loans	16,024	9,612
Foreclosed real estate	737	7,678
Repossessed—vehicles	627	1,926
Total nonperforming assets	$17,388	$19,216
Total nonperforming loans as a percentage of total loans	0.99%	0.72%
Total nonperforming assets as a percentage of total assets	0.76%	0.99%

SECURITIES
The amortized cost, carrying amount and fair value for the major categories of securities trading, available for sale, and held to maturity at March 31, 2012 and June 30, 2011 were:

Unaudited	Trading	Available for sale				Held to maturity
	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
	(Dollars in Thousands)
	March 31, 2012
Mortgage-backed securities (RMBS) :
U.S. agencies [1]	$—	$60,820	$1,847	$(170)	$62,497	$69,914	$3,655	$—	$73,569
Non-agency [2]	—	80,303	10,208	(92)	90,419	222,407	17,664	(5,282)	234,789
Total mortgage-backed securities	—	141,123	12,055	(262)	152,916	292,321	21,319	(5,282)	308,358
Other debt securities:
U.S. agencies [1]	—	10,038	—	(1)	10,037	—	—	—	—
Municipal	—	—	—	—	—	36,207	5,160	—	41,367
Non-agency	5,983	7,444	—	—	7,444	—	—	—	—
Total other debt securities	5,983	17,482	—	(1)	17,481	36,207	5,160	—	41,367
Total debt securities	$5,983	$158,605	$12,055	$(263)	$170,397	$328,528	$26,479	$(5,282)	$349,725

	June 30, 2011
Mortgage-backed securities (RMBS) :
U.S. agencies [1]	$—	$60,212	$1,707	$—	$61,919	$77,941	$2,317	$(196)	$80,062
Non-agency [2]	—	74,545	9,406	(199)	83,752	246,455	15,851	(2,625)	259,681
Total mortgage-backed securities	—	134,757	11,113	(199)	145,671	324,396	18,168	(2,821)	339,743
Other debt securities:
U.S. agencies [1]	—	—	—	—	—	9,976	—	(149)	9,827
Municipal	—	—	—	—	—	36,254	1,517	(55)	37,716
Non-agency	5,053	—	—	—	—	—	—	—	—
Total other debt securities	5,053	—	—	—	—	46,230	1,517	(204)	47,543
Total debt securities	$5,053	$134,757	$11,113	$(199)	$145,671	$370,626	$19,685	$(3,025)	$387,286
 __________________________________

1.	U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.

2.	Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages . Primarily supersenior securities secured by prime, Alt-A or pay-option ARM mortgages.

The following table sets forth the composition of the deposit portfolio as of the dates indicated:

Unaudited	March 31, 2012		June 30, 2011
	Amount	Rate[1]	Amount	Rate[1]
	(Dollars in thousands)
Non-interest bearing:	$11,363	—%	$7,369	—%
Interest bearing:
Demand	89,930	0.68%	76,793	0.75%
Savings	486,391	0.83%	268,384	0.93%
Time deposits:
Under $100,000	445,518	2.40%	337,937	2.24%
$100,000 or more	542,271	1.53%	649,842	2.15%
Total time deposits[2]	987,789	1.92%	987,779	2.18%
Total interest bearing	1,564,110	1.51%	1,332,956	1.85%
Total deposits	$1,575,473	1.50%	$1,340,325	1.84%
______________________________
1. Based on weighted-average stated interest rates at end of period.
2. The total includes brokered deposits of $259.8 million and $209.6 million as of March 31, 2012 and June 30, 2011, respectively, of which $191.7 million and $161.5 million, respectively, are time deposits.

The following table sets forth the number of deposit accounts by type as of the date indicated:

Unaudited	March 31, 2012	June 30, 2011	March 31, 2011
Checking and savings accounts	19,249	16,105	15,064
Time deposits	13,584	16,793	13,997
Total number of deposits accounts	32,833	32,898	29,061

Average Balances, Net Interest Income, Yields Earned and Rates Paid
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the nine months ended March 31, 2012 and 2011:

Unaudited	For the three month period ended
	March 31,
	2012			2011
	(Dollars in thousands)
	Average Balance[2]	Interest Income/ Expense	Average Yields Earned/Rates Paid[1]	Average Balance[2]	Interest Income/ Expense	Average Yields Earned/Rates Paid[1]
Assets:
Loans[3,4]	$1,653,455	$22,898	5.54%	$1,060,438	$15,811	5.96%
Federal funds sold	14,763	5	0.14%	8,460	3	0.14%
Interest-earning deposits in other financial institutions	272	—	—%	849	—	—%
Mortgage-backed and other investment securities[5]	501,676	6,426	5.12%	561,906	8,102	5.77%
Stock of the FHLB, at cost	17,074	19	0.45%	16,732	12	0.29%
Total interest-earning assets	2,187,240	29,348	5.37%	1,648,385	23,928	5.81%
Non-interest-earning assets	46,755			42,929
Total assets	$2,233,995			$1,691,314
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$567,136	$1,294	0.91%	$317,733	$681	0.86%
Time deposits	969,011	4,885	2.02%	875,017	5,035	2.30%
Securities sold under agreements to repurchase	123,235	1,346	4.37%	130,000	1,415	4.35%
Advances from the FHLB	337,261	1,451	1.72%	207,873	1,459	2.81%
Other borrowings	5,155	37	2.87%	5,156	35	2.72%
Total interest-bearing liabilities	2,001,798	9,013	1.80%	1,535,779	8,625	2.25%
Non-interest-bearing demand deposits	16,697			6,844
Other non-interest-bearing liabilities	16,473			8,188
Stockholders’ equity	199,027			140,503
Total liabilities and stockholders’ equity	$2,233,995			$1,691,314
Net interest income		$20,335			$15,303
Interest rate spread[6]			3.57%			3.56%
Net interest margin[7]			3.72%			3.71%
 __________________________

1.	Annualized.

2.	Average balances are obtained from daily data.

3.	Loans include loans held for sale, loan premiums and unearned fees.

4.
Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $33.5 million of Community Reinvestment loans which are taxed at a reduced rate.

5.	Includes $5.5 million of municipal securities which are taxed at a reduced rate.

6.	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.

7.	Net interest margin represents net interest income as a percentage of average interest-earning assets.

Unaudited	For the nine month period ended
	March 31,
	2012			2011
	(Dollars in thousands)
	Average Balance[2]	Interest Income/ Expense	Average Yields Earned/Rates Paid[1]	Average Balance[2]	Interest Income/ Expense	Average Yields Earned/Rates Paid[1]
Assets:
Loans[3,4]	$1,562,549	$65,503	5.59%	$943,302	$42,900	6.06%
Federal funds sold	13,269	9	0.09%	9,188	9	0.13%
Interest-earning deposits in other financial institutions	264	—	—%	407	—	—%
Mortgage-backed and other investment securities[5]	508,398	20,176	5.29%	561,588	24,644	5.85%
Stock of the FHLB, at cost	15,982	41	0.34%	17,210	50	0.39%
Total interest-earning assets	2,100,462	85,729	5.44%	1,531,695	67,603	5.88%
Non-interest-earning assets	45,577			37,923
Total assets	$2,146,039			$1,569,618
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$462,032	$3,197	0.92%	$346,861	$2,248	0.86%
Time deposits	1,025,647	16,080	2.09%	720,689	14,010	2.59%
Securities sold under agreements to repurchase	127,745	4,237	4.42%	130,000	4,306	4.42%
Advances from the FHLB	316,953	4,506	1.90%	215,157	4,828	2.99%
Other borrowings	5,155	111	2.87%	5,160	111	2.87%
Total interest-bearing liabilities	1,937,532	28,131	1.94%	1,417,867	25,503	2.40%
Non-interest-bearing demand deposits	14,903			8,098
Other non-interest-bearing liabilities	15,023			7,194
Stockholders’ equity	178,581			136,459
Total liabilities and stockholders’ equity	$2,146,039			$1,569,618
Net interest income		$57,598			$42,100
Interest rate spread[6]			3.50%			3.48%
Net interest margin[7]			3.66%			3.66%
  __________________________

1.	Annualized.

2.	Average balances are obtained from daily data.

3.	Loans include loans held for sale, loan premiums and unearned fees.

4.
Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $33.5 million of Community Reinvestment loans which are taxed at a reduced rate.

5.	Includes $5.5 million of municipal securities which are taxed at a reduced rate.

6.	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.

7.	Net interest margin represents net interest income as a percentage of average interest-earning assets.